EXHIBIT (10):  CONSENTS OF INDEPENDENT AUDITORS


Coopers & Lybrand L.L.P.
                                                            1200 Landmark Center
                                                         1299 Farnam, Suite 1000
                                                    Omaha, Nebraska   68102-1842

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We  consent  to the  inclusion  in Part B of the  Statement  of  Additional
Information filed as part of the Post-Effective Amendment No. 1 to the registration statement of the Companion Life Separate Account C (the "Variable Account") on Form N-4 (File No. 33-98062) of our report, dated March 20, 1996, on our audits of the financial statements of Companion Life Separate Account C.

     We also consent to the reference to our Firm as the independent accountants for the "Variable Account."

                             /s/  Coopers & Lybrand L.L.P.

Omaha, Nebraska
April 21, 1997


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Coopers & Lybrand L.L.P.
                                                            1200 Landmark Center
                                                         1299 Farnam, Suite 1000
                                                    Omaha, Nebraska   68102-1842

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We  consent  to the  inclusion  in Part B of the  Statement  of  Additional
Information filed as part of the Post-Effective Amendment No. 1 to the registration statement of the Companion Life Separate Account C (the "Variable Account") on Form N-4 (File No. 33-98062) of our report, which includes an explanatory paragraph regarding the change in opinion as required by Financial
Accounting Standards Board Interpretation 40, Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises, as amended (FIN 40), dated February 23, 1996, on our audits of the financial statements of Companion Life Insurance Company (Companion).

     We also consent to the reference to our Firm as the independent accountants for Companion.

                             /s/  Coopers & Lybrand L.L.P.

New York, New York
April 21, 1997

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INDEPENDENT AUDITORS' CONSENT


     We consent to the use in this Post-Effective Amendment No. 1 to Registration Statement No. 33-98062 of Companion Life Separate Account C of our report dated March 18 1997 on the financial statements of Companion Life Separate Account C and our report dated February 14, 1997 on the financial statements of Companion Life Insurance Company appearing in the Statement of Additional Information, which is a part of such Registration Statement, and to the related reference to us under the heading "Financial Statements."

DELOITTE & TOUCHE LLP

New York, New York
April 21, 1997